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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 3, 2002



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                              ECHO BAY MINES LTD.

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            (Exact name of registrant as specified in its charter)


    Incorporated under the
        laws of Canada                   1-8542                     None
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
        incorporation)                                      Identification No.)


            Suite 1210, 10180-101 Street, Edmonton, Alberta T5J 3S4
              (Address of principal executive offices) (Zip Code)

                                (780) 496-9002
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)



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Item 5.   Other Events.

          On April 3, 2002, Echo Bay Mines Ltd. (the "Company") issued a press release in which it announced that on such date it had completed the exchange of all of its $100.0 million aggregate principal amount of 11% junior subordinated debentures due 2027, plus accrued and unpaid interest thereon (the "Capital Securities"), for common shares of the Company. An aggregate of 361,561,230 common shares of the Company were issued in respect of the Capital Securities. The new principal holders of the common shares of the Company and their respective share ownership positions in the Company are: Newmont Mining Corporation of Canada Limited (48.8%) and Kinross Gold Corporation (11.4%).

          Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of the Company dated April 3, 2002.

Item 7.   Exhibits.

Exhibit No.                  Exhibit

  99.1         Press Release of Echo Bay Mines Ltd. dated April 3, 2002


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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             ECHO BAY MINES LTD.


                                             By: /s/ Lois-Ann L. Brodrick
                                                 ------------------------------
                                                 Name:  Lois-Ann L. Brodrick
                                                 Title: Vice President and
                                                        Secretary

Date: April 5, 2002


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                               INDEX TO EXHIBITS


Exhibit No.                        Exhibit

  99.1           Press Release of Echo Bay Mines Ltd. dated April 3, 2002